SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 2004



                          Commission File No. 000-31727

                             THE QUANTUM GROUP, INC.
        (Exact name of small business issuer as specified in its charter)

               NEVADA                                       APPLIED FOR
   (State or Other Jurisdiction of                         (IRS Employer
    Incorporation or Organization)                       Identification No.)



                           12230 Forest Hill Boulevard
                                    Suite 157
                            Wellington, Florida 33414
                    (Address of principal executive offices)



                                 (561) 227-1597
                           (Issuer's telephone number)


                       Transform Pack International, Inc.
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

         Transform Pack International, Inc. (Registrant) held a Special Shareholder meeting on January 30, 2004.

         The result of the voting was as follows.

                  (1) The change of the state of incorporation of Transform Pack from Minnesota to Nevada through a merger with and into The Quantum Group, Inc., a Nevada company formed for that purpose, so that The Quantum Group becomes the surviving corporation;

                  For:  27,000,000                            Against: 0

                  (2) A 1-for-10 reverse split in the outstanding common stock of Transform Pack, which will be effected in the merger with The Quantum Group by exchanging one share of The Quantum Group for every ten shares of Transform Pack;

                  For:  27,000,000                            Against: 0

                  (3) An amendment to the Articles of Incorporation of Transform Pack to change the name of the corporation to The Quantum Group, Inc., which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation;

                  For:  27,000,000                            Against: 0

                  (4) An amendment to the Articles of Incorporation of Transform Pack to increase the number of authorized shares of common stock from 40,000,000 to 170,000,000 and increase the number of authorized shares of preferred stock from 5,000,000 to 30,000,000, which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation;

                  For:  27,000,000                            Against: 0

                  (5) An amendment to the Articles of Incorporation of Transform Pack to opt out of the application of business combination and control share acquisition restrictions imposed under state law, which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation;

                  For:  27,000,000                            Against: 0


                  (6) An amendment to the Articles of Incorporation of Transform Pack to allow the Board of Directors to remove a Director for cause, which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation; and

                  For:  27,000,000                            Against: 0

                  (7) The 2003 Incentive Equity & Option Plan adopted by the Board of Directors of Transform Pack on October 2, 2003.

                  For:  27,000,000                            Against: 0

         All the items having passed individually and collectively; effective February 2, 2004 the Registrant Transform Pack International, Inc. merged into The Quantum Group, Inc. a Nevada corporation. The Quantum Group, Inc. will be the surviving entity and the surviving Registrant. Effective with the market opening on February 6, 2004, the Company's stock will begin to trade under the name The Quantum Group, Inc. and under the stock symbol QTUM in the OTCBB. Attached is a copy of the press release made by the Company.

         In addition, the Company expects to receive a new IRS Employer Identification Number for the Nevada corporation.

ITEM 7.(C) EXHIBITS.

     99.1 Press Release dated February 5, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     The Quantum Group, Inc
                                     f/k/a Transform Pack International, Inc.

Date:  February 6, 2004               /s/ Noel J, Guillama
                                          ------------------------
                                          Noel J. Guillama, President